SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (date of earliest event reported):  September 15, 1998

     COUNTRYWIDE  HOME EQUITY LOAN TRUST 1998-A
(Exact name of registrant as specified in its charter)


          CALIFORNIA      	333-11095			36-7229694
(State or Other Jurisdiction	(Commission File		(I.R.S. Employer
 of Incorporation)	 Number)			 Identification No.)

c/o The First National Bank of Chicago.
Corporate Trust Services Division - 9th floor
1 N. State Street, Chicago IL						60670-0126
(Address of Principal Executive Offices)				(Zip Code)



Registrant's telephone number, including area code:		312/407-1902




Item 5.	Other Events

On behalf of Countrywide Home Equity Loan Trust 1998-A, a Trust created pursuant to the Pooling Agreement, dated February 20, 1998, by The First National Bank of Chicago, as trustee for the Trust, the Trustee has caused to be filed with the Commission, the Monthly Report dated September 15, 1998. The Monthly Report is filed pursuant to and in accordance with (1) numerous no-action letters (2) current Commission policy in the area. The filing of the Monthly Report will occur subsequent to each monthly distribution to the holders of the Trust's Investor Certificates, Due
March 15, 2024.

A.	Monthly Report Information:
Aggregate distribution information for the current distribution date September 15, 1998.

Principal		Interest	Ending Balance

Cede & Co.$2,303,481.54 $ 691,704.24 $144,964,865.45

B.	No delinquency in payment under the Transferor Certificate, or the
Financial Guaranty Insurance Policy has occurred.

C.	Have any deficiencies occurred?  NO.
Date:
Amount:

D.	Were any amounts paid or are any amounts payable under the Financial
Guaranty Insurance Policy?  NO
Amount:

E.	Are there any developments with respect to the Ambac Certificate
 Guaranty Insurance Policy?  NONE.

F.	Item 1:  Legal Proceedings:  NONE

G.	Item 2:  Changes in Securities:  NONE

H.	Item 4:  Submission of Matters to a Vote of Security Holders:  NONE

I.	Item 5:  Other Information - Items 1, 2, 4, 5 if applicable:  NOT APPLICABLE




Item 7.	Monthly Statements and Exhibits
Exhibit No.1 Monthly Statement to Certificateholders dated September 15,1998


Statement to Certificateholders (Page 1 of 2)

Distribution Date:						8/17/98 	9/15/98

INVESTOR CERTIFICATES DISTRIBUTION SUMMARY
(PER $1000 ORIGINAL PRINCIPAL AMOUNT)

A.	INTEREST & PRINCIPAL DISTRIBUTIONS TO INVESTORS
Investor Certificate Interest Distributed			5.170285 	4.462608
Investor Certificate Interest Shortfall Distributed					0.000000 	0.000000
Remaining Unpaid Investor Certificate Interest Shortfall					0.000000 	0.000000

Managed Amortization Period ? (Yes=1; No=0)					1	1
Investors Certificate Principal Distributed	14.655752 	14.861171
Principal Distribution Amount					14.655752 	14.861171
Maximum Principal Payment					38.676985 	33.373446
Alternative Principal Payment					14.655752 	14.861171
Principal Collections less Additional Balances		14.655752 	14.861171
Investor Loss Amount Distributed to Investors		0.000000 	0.000000
Accelerated Principal Distribution Amount					0.000000
	0.000000
Credit Enhancement Draw Amount					0.00 	0.00

Total Amount Distributed to Certificateholders (P & I)	19.826037 	19.323779

B.	INVESTOR CERTIFICATE PRINCIPAL BALANCE
Beginning Investor Certificate Balance	"149,539,988.59 "	"147,268,346.99 "
Ending Investor Certificate Balance					"147,268,346.99 "	"144,964,865.45 "
Beginning Invested Amount					"149,539,988.59 "	"147,268,346.99 "
Ending Invested Amount					"147,268,346.99 "	"144,964,865.45 "
Investor Certificateholder Floating Allocation Percentage					98.4461%
98.4225%
Pool Factor					0.9501184 	0.9352572
Liquidation Loss Amount for Liquidated Loans					0.00 	0.00
Unreimbursed Liquidation Loss Amount					0.00 	0.00

C.	POOL INFORMATION
Beginning Pool Balance					"151,900,394.68 "	"149,628,753.08 "
Ending Pool Balance					"149,628,753.08 "	"147,325,271.54 "
Servicer Removals form the Trust (Section 2.06)					0.00 	0.00
Servicing Fee					"63,291.83 "	"62,345.31 "

D.	INVESTOR CERTIFICATE RATE
Investor Certificate Rate					5.846250% 	5.830630%
LIBOR Rate					5.656250% 	5.640630%
Maximum Rate					8.851233% 	9.171781%

E.	DELINQUENCY & REO STATUS
Delinquent 30-59 days
No. of Accounts					2 	5
Trust Balances					"42,959.55 "	"106,799.59 "
Delinquent 60-89 days
No. of Accounts					2 	0
Trust Balances					"15,397.65 "	0.00
Delinquent 90+ days
No. of Accounts					1 	2
Trust Balances					"22,500.00 "	"37,846.60 "
Delinquent 9+ Months
No. of Accounts					0 	0
Trust Balances					0 	0
REO
No. of Accounts					0 	0
Trust Balances					0.00 	0.00


Statement to Certificateholders (Page 2 of 2)

Distribution Date:						8/17/98 	9/15/98

"IN WITNESS WHEREOF, the undersigned has caused this Certificate to be duly executed"
			"this 9th day of September, 1998"


Countrywide Home Loans Formerly Known as Countrywide Funding Corporation
			       as Servicer


			       _______________________________________

			       Lupe Montero
			      Vice-President


			Distribution List:

			   Barbara Grosse - First National Bank of Chicago
	Lupe Montero - Countrywide Home Loans
   Peter Cerwin - Merrill Lynch
Richard Marron - Countrywide Home Loans
						   Lisa Fitzpatrick - Merrill Lynch
Dave Walker - Countrywide Home Loans
										 SIGNATURES
  Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.
COUNTRYWIDE HOME EQUITY LOAN TRUST 1998-A



By  _______________________________________
Name:		Barbara G. Grosse
Title:		Vice President

Dated: September 30, 1998